Exhibit 99.1

Private & Confidential Private & Confidential INVESTOR PRESENTATION | APRIL 2021

Private & Confidential CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS THIS PRESENTATION INCLUDES FORWARD - LOOKING STATEMENTS MADE BY REPRESENTATIVES OF GREENLANE HOLDINGS, INC . (“GREENLANE”) . THESE FORWARD - LOOKING STATEMENTS GENERALLY CAN BE IDENTIFIED BY PHRASES SUCH AS “WILL,” “EXPECTS,” “ANTICIPATES,” “FORESEES,” “FORECASTS,” “ESTIMATES” OR OTHER WORDS OR PHRASES OF SIMILAR IMPORT . THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, FORECASTS, AND PROJECTIONS, INCLUDING (BUT NOT LIMITED TO) : CAPITAL MARKET CONDITIONS, THE CURRENT AND FUTURE PERFORMANCE OF GREENLANE’S BUSINESS ; THE COMPANY’S LONG - TERM FINANCIAL TARGETS ; GROWTH IN DEMAND FOR GREENLANE’S PRODUCTS ; GROWTH IN THE MARKET FOR CANNABIS, NICOTINE AND HEMP - DERIVED CBD ACCESSORIES ; GREENLANE’S MARKETING AND COMMERCIALIZATION EFFORTS ; GREENLANE’S FINANCIAL OUTLOOK AND EXPECTATIONS ; THE COMPLETION OF GREENLANE’S PROPOSED MERGER (THE “TRANSACTION”) WITH KUSHCO HOLDINGS, INC . (“ KUSHCO ”) ; THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE TRANSACTION ; AND THE OTHER RISKS AND IMPORTANT FACTORS CONTAINED AND IDENTIFIED IN GREENLANE’S AND KUSHCO’S FILINGS WITH THE SEC, SUCH AS THEIR RESPECTIVE ANNUAL REPORTS ON FORM 10 - K FOR THE FISCAL YEAR ENDED DECEMBER 31 , 2020 , ANY OF WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD - LOOKING STATEMENTS IN THIS PRESENTATION . FORWARD - LOOKING STATEMENTS SHOULD NOT BE READ AS A GUARANTEE OF FUTURE PERFORMANCE OR RESULTS AND WILL NOT NECESSARILY BE ACCURATE INDICATIONS OF THE TIMES AT, OR BY WHICH, SUCH PERFORMANCE OR RESULTS WILL BE ACHIEVED . FORWARD - LOOKING INFORMATION IS BASED ON INFORMATION AVAILABLE AT THE TIME AND/OR MANAGEMENT’S GOOD FAITH BELIEF WITH RESPECT TO FUTURE EVENTS, AND IS SUBJECT TO RISKS AND UNCERTAINTIES, SOME OR ALL OF WHICH ARE NOT PREDICTABLE OR WITHIN THE CONTROL OF GREENLANE OR KUSCHCO , THAT COULD CAUSE ACTUAL PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD - LOOKING STATEMENTS . THERE CAN BE NO ASSURANCE THAT THE TRANSACTION WILL IN FACT BE CONSUMMATED . WE CAUTION INVESTORS NOT TO UNDULY RELY ON ANY FORWARD - LOOKING STATEMENTS . THE FORWARD - LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE . NEITHER GREENLANE NOR KUSHCO IS UNDER ANY DUTY TO UPDATE ANY OF THESE FORWARD - LOOKING STATEMENTS AFTER THE DATE OF THIS COMMUNICATION, NOR TO CONFORM PRIOR STATEMENTS TO ACTUAL RESULTS OR REVISED EXPECTATIONS, AND NEITHER GREENLANE NOR KUSHCO INTENDS TO DO SO . IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION, GREENLANE EXPECTS TO FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM S - 4 THAT WILL INCLUDE A JOINT PROXY STATEMENT OF GREENLANE AND KUSHCO THAT ALSO CONSTITUTES A PROSPECTUS OF GREENLANE, WHICH JOINT PROXY STATEMENT WILL BE MAILED OR OTHERWISE DISSEMINATED TO GREENLANE’S AND KUSHCO’S RESPECTIVE STOCKHOLDERS WHEN IT BECOMES AVAILABLE . GREENLANE AND KUSHCO ALSO PLAN TO FILE OTHER RELEVANT DOCUMENTS WITH THE SEC REGARDING THE PROPOSED TRANSACTION . INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (IF AND WHEN IT BECOMES AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED BY GREENLANE AND KUSHCO WITH THE SEC AT THE SEC’S WEBSITE AT WWW . SEC . GOV . COPIES OF THE DOCUMENTS FILED BY THE COMPANIES WILL BE AVAILABLE FREE OF CHARGE ON THEIR RESPECTIVE WEBSITES AT WWW . GNLN . COM AND WWW . KUSHCO . COM . PARTICIPANTS IN SOLICITATION GREENLANE, KUSHCO AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION . INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF GREENLANE IS SET FORTH IN ITS PROXY STATEMENT FOR ITS 2020 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON APRIL 24 , 2020 . INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF KUSHCO IS SET FORTH IN ITS PROXY STATEMENT FOR ITS 2021 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON DECEMBER 28 , 2020 . THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE . ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATIONS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE . NO OFFER OR SOLICITATION THIS COMMUNICATION IS NOT INTENDED TO AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR A SOLICITATION OF ANY VOTE OF APPROVAL, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION . NO OFFER OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933 , AS AMENDED . DISCLAIMER 2

Private & Confidential INNOVATING TOMORROW’S PRODUCTS TODAY 3 $31.3B ESTIMATED GLOBAL LEGAL CANNABIS MARKET IN 2022* Greenlane successfully identifies and develops industry leading brands early in their lifecycle, utilizing over 15 years of industry experience and proprietary consumer data . With deep consumer insights, we are strongly positioned to grow and scale to meet the accelerating global demands for both B 2 B and B 2 C products . Proven track - record of successfully identifying & developing the industry’s next leading brands early in their lifecycle As the leading global platform for the development and distribution of premium cannabis accessories and lifestyle products we innovate for tomorrow, today . *SOURCE: ARCVIEW MARKET RESEARCH AND BDS ANALYTICS The preeminent platform for products in the cannabis and alternative space

4

INVESTMENT HIGHLIGHTS[1]

$125.2M
RECORD CORE BUSINESS REVENUE IN 2020

90.5%
OF FY2020 REVENUE DERIVED FROM CORE BUSINESS

46.3%
GROWTH IN GREENLANE BRANDS REVENUE YOY

$30.4M
YEAR-END 2020 CASH BALANCE

5
GLOBAL DISTRIBUTION HUBS

15
YEARS OF INDUSTRY EXPERIENCE

50+
PARTNERSHIPS WITH KEY BRANDS

10M+
CONSUMER REACH THROUGH DIRECT + RETAIL RELATIONSHIP

Driven by our four pillars for growth:

- Cost reduction through operational efficiencies
- Optimizing assortment towards higher-margin and owned brand products
- Enhancing and expanding our platform
- Strengthening sales approach with a focus on customer experience

(1) AS OF DECEMBER 31, 2021

greenlane

Private & Confidential

Private & Confidential A GLOBAL DISTRIBUTOR OF BEST IN CLASS PRODUCTS Greenlane Offers a Comprehensive Assortment of Products , Offering Broad Distribution For Brands , & Acting As A One Stop Shop For Both B2B & B2C: 5 Vaporizers & Components Papers & Wraps Functional Glass Customized Packaging Tools & Appliances Hemp CBD Grinders & Storage Parts & Accessories

Private & Confidential CURATING A PORTFOLIO OF GREENLANE BRANDS +1M Social Media Followers* 6 Greenlane brands created leveraging deep consumer insights from years of distributing the industry’s largest brands * MARLEY NATURAL SOCIAL MEDIA CHANNELS ENCOMPASS BOTH BRANCHES OF THE BRAND.

Private & Confidential STRONG PARTNERSHIPS WITH AWARD WINNING BRANDS 7 AS A PIONEER IN THE CANNABIS SPACE, GREENLANE IS THE PARTNER OF CHOICE FOR MANY OF THE INDUSTRY’S LEADING BRANDS BEST PRODUCT 2017 +3M TOTAL FOLLOWERS COMBINED TOP 20 BRAND PARTNERSHIPS

Private & Confidential 100+ CUSTOM PRODUCT & PACKAGING CUSTOMERS 8

Private & Confidential ADDING VALUE THROUGH EVERY STEP OF THE PRODUCT LIFECYLE Product Development Go - to - Market Strategy Sales & Marketing Support Direct - to - Consumer Fulfillment 9 Customer Service Supply Chain Management Direct Access To Retail Outlets Distribution

STRATEGICALLY POSITIONED THROUGHOUT THE VALUE CHAIN


BRANDS
DISTRIBUTION
MANUFACTURERS
RETAILERS
BRAND
CULTIVATION
CONSUMERS

PRODUCT PACKAGING, LABELS, & SUPPLIES	VAPORIZATION HARDWARE & TECHNOLOGY	CONSUMPTION PRODUCTS	RETAIL & GO TO MARKET EXECUTION
• Industry leader in child resistant stock, or custom child resistant packaging • Supporting large & small operators with compliant labels & processing supplies • Customization capability based in USA	• Cartridges, batteries, & pod vapor systems with a variety of heating technologies & capabilities • Includes specialized filling equipment & consumables	• Grinders, water pipes, rolling papers, & more • Exclusive distributor of VIBES rolling papers in partnership with Gilbert "Berner" Milam Jr. • Exclusive distributor of Higher Standards brand	• GNLN Studio: including design, marketing, legal, distribution, & strategy development • Greenlane distribution execution, and full-service warehouse & supply chain capability greenlane

Private & Confidential

Private & Confidential GROWTH STRATEGY 1 2 3 4 Grow Scale, Scope, & Efficiency Of Our Business Build Proprietary Portfolio Of Greenlane Brands & Key Brand Partnerships Create Elevated Omnichannel Experiences Across Our Brands Improve & Expand Global Platform 11

12

1. GROW SCALE, SCOPE, AND EFFICIENCY OF OUR BUSINESS

Expand our market share and product offering through strong customers and supplier relationships supported by best-in-class operations.

- Warehouse & Logistics
- Organizational Structure

In Q1 2020, Greenlane announced its plan to operate a high-growth, profitable business through various strategic initiatives:

COMPLETED	SUBSTANTIALLY COMPLETED	IN PROGRESS	
Reposition focus on higher margin revenue opportunities • Refocused effort on higher margin revenue ie. Greenlane Brands • Reduced proportion of revenues derived from lower-margin nicotine products to below 10% **Add new senior leadership** • Hired new leadership to grow and expand business segments	**Reevaluate cost structure to drive efficiencies** • Streamlined and consolidated distribution centers from 7 to 5, enhancing automation & efficiencies • Performed a strategic review of workforce • Reduced North American staff by 31%	**Expand the GNLN platform & Strategic Acquisitions** • Pursuing opportunities for channel expansion and digital solutions • Evaluating a robust pipeline of M&A opportunities	**Focus on Organic Growth** • Optimizing assortment of products to meet customer needs • Upgrading customer service approach to support the broader customer experience • Increasing penetration rates, in terms of both number of customers and shelf space per customer • Target high lifetime value consumers greenlane

Private & Confidential

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A DISCIPLINED APPROACH TO VALUE-ENHANCING STRATEGIC ACQUISITIONS

As the industry continues to see consolidation, Greenlane remains at the forefront with a strong balance sheet and disciplined approach to acquisitions.

ACQUISITION CRITERIA

- Market Share Growth & Enhanced Product Portfolio
- Disciplined Operators & Cultural Alignment
- Margin Accretion
- Fortifies Global Position
- Additional Product Categories

COMPLETED ACQUISITIONS

	VaporNation.com	pollen gear	ARI LOGISTICS (CONSCIOUS WHOLESALE)	eyce
DATE	February 2018	January 2019	October 2019	March 2021
DESCRIPTION	Next Largest Vapor & Accessory Wholesaler & E-Commerce Player	California-Based Designer of Child-Resistant Packaging & Storage Solutions	Leading European Wholesaler & Retailer of Consumption Accessories, Vaporizers & Other Premium Products	World's Leading Brand of Silicone Smoking Products
RATIONALE	Bolstered E-Commerce & Fulfillment Capabilities & Added 5th Distribution Center	Expanded Our Portfolio of Proprietary Owned Brands	Immediate Expansion Into European Market	Expanded Our Portfolio of Proprietary Owned Brands
FINANCIAL IMPACT	Increased Our Sales By Introducing Products From Our Existing Portfolio To Customers of VaporNation	Improved Margins by Vertically Integrating Our Supply & Packaging Segment	Increased B2B & B2C Sales & Accretive to Gross Margin	Immediately Accretive to Revenue and Earnings

greenlane

Private & Confidential

TRANSFORMATIVE MERGER, CREATING THE LEADING ANCILLARY CANNABIS COMPANY AND HOUSE OF BRANDS

greenlane + KUSHCO HOLDINGS

- COMPLEMENTARY PORTFOLIO OF BRANDS, PRODUCTS & SERVICES OFFER SIGNIFICANT CROSS-SELLING OPPORTUNITIES
- COMBINED PRO FORMA 2020 REVENUE ESTIMATED TO BE OVER $250 MILLION
- POSITIONED TO SERVE THE ENTIRE VALUE CHAIN FROM LEADING OPERATORS TO RETAIL AND CONSUMERS
- IMPROVED MARGINS AND MEANINGFUL POTENTIAL SYNERGIES EXPECTED TO DRIVE IMMEDIATE PROFITABILITY
- ENHANCED PORTFOLIO DEPTH AND INNOVATION PIPELINE TO DELIVER VALUE TO CUSTOMERS AND CONSUMERS
- ESTABLISHED PLATFORM WELL-POSITIONED TO CAPITALIZE ON INDUSTRY TAILWINDS
- EXPERIENCED INDUSTRY LEADERS WITH 25+ YEARS OF CANNABIS OPERATING EXPERIENCE

greenlane

Private & Confidential

TRANSACTION OVERVIEW

- Stock-for-stock combination with approximately 0.2546 Greenlane Class A shares received for each KushCo share (the "Base Exchange Ratio"), subject to adjustment[(1)]
- Expected pro forma ownership to Greenlane stockholders of 50.1%(1) and to KushCo stockholders of 49.9%[(1)]
- All of Greenlane Class C Common Stock to be converted to Class B Common Stock on a 3-to-1 basis which will have the effect of retiring the existing enhanced voting rights of Greenlane's majority stockholder
- Subject to customary closing conditions, including regulatory and Greenlane and KushCo stockholder approvals
- Expected to close in late Q2 2021 or early Q3 2021

ENHANCED SCALE

- Products sold in over 8,000 retailers globally, including U.S. MSO and smoke shop channels
- Access to millions of customers in B2C channel
- Presence in 4 continents
- Over 200 articles of IP

WELL-POSITIONED ACROSS THE ENTIRE VALUE CHAIN

- KushCo's deep U.S. MSO and Canadian LP upstream customer relationships coupled with Greenlane's downstream focus and Greenlane owned brands enable significant growth opportunities and ability to deliver additional value to customers

POTENTIAL SYNERGIES TO ACCELERATE PROFITABILITY

- Estimated $15-$20 million of pre-tax annual run-rate cost synergies
- Achievable within 24 months following close of transaction
- Opportunity for revenue synergies through cross-selling of highly complementary offering of brands, products & services

EXPERIENCED INDUSTRY LEADERS

- Combined company leadership team will have 25+ years of operating history in the ancillary cannabis industry
- Nick Kovacevich, will serve as CEO
- Bill Mote, will serve as CFO
- Aaron LoCascio will serve as President
- Adam Schoenfeld, will serve as CSO

(1) The Merger Agreement permits Greenlane to continue to pursue opportunistic and strategic priorities prior to the closing of the Transaction, including engaging in certain contemplated acquisitions and capital raising transactions. If Greenlane issues additional securities prior to the closing of the Transaction in connection with any acquisitions or capital raising transactions, the Base Exchange Ratio will be adjusted such that Greenlane's existing stockholders maintain an aggregate interest of at least 50.1%, and not more than 51.9%, in the combined company.

greenlane

Private & Confidential

16

2. BUILD PROPRIETARY PORTFOLIO OF GREENLANE BRANDS & KEY BRAND PARTNERSHIPS


Rice
Hemp
VIBES
LUXURY MEETS CANNABIS

As a global house of brands, we embody elite craftsmanship, technological innovation, and novel experiences.


DARE TO DREAM

With a 360-degree industry view and award-winning expertise, Greenlane drives innovation in the brand landscape.


SYMBIOTIC RELATIONSHIPS

Expand offering and develop strong representation in all product categories for our customer base.


VIBES
REWRITING THE RULES

Curate Greenlane Brands portfolio through a thoughtful methodology bolstering margin profile, customer loyalty, and differentiation.


GROWTH FOCUSED

Leverage unparalleled access to shelf space to quickly scale and drive margins.

greenlane

Private & Confidential

Private & Confidential 3 . CREATE ELEVATED OMNICHANNEL EXPERIENCES ACROSS OUR BRANDS RETAIL: Through our Higher Standards retail locations we can keep a pulse on the market and customers, informing our strategy for the most effective store merchandising. Groundbreaking stores in both New York City’s Chelsea Market, Malibu, California & Barcelona, Spain through our partnership with Cookies. E - COMMERCE: With Vapor.com, we drive critical mass with users to rationalize a unique, offline marketing strategy to reach cannabis consumers. Poised to become the leading e - commerce destination for cannabis connoisseurs in the United States, Canada, Europe, and beyond. 17 17 +110% E - COMMERCE SALES 2019 TO 2020 Heading into 2021, momentum has continued with strong demand for B2C

Private & Confidential 18 4 . IMPROVE & EXPAND GLOBAL PLATFORM NEW LEADERSHIP WITHIN THE INTERNATIONAL BUSINESS SEGMENTS UPGRADE GLOBAL PLATFORM FOR BEST - IN - CLASS DIGITAL CUSTOMER EXPERIENCES GREENLANE IS THE AMBASSADOR OF "AMERICAN CANNABIS CULTURE" IN EUROPE

Private & Confidential SUCCESSFUL TRACK RECORD (1) 19 46 % YOY REVENUE GROWTH FOR GREENLANE BRAND PRODUCTS 7 OWNED BRANDS TO DATE 320 BPS Y oY ADJUSTED GROSS MARGIN* IMPROVEMENT OWNED BRAND PRODUCTS AVAILABLE IN 5000+ GLOBAL LOCATIONS (1) As of December 31, 2020 (2) Excluding the impact of certain inventory adjustments which incurred in the third quarter of 2020 $125.2 M RECORD CORE BUSINESS REVENUE

Private & Confidential FINANCIAL HIGHLIGHTS $ in millions, unless otherwise noted Q4 2020 Q 4 20 19 FY 2020 FY 2019 NET SALES $36.3 $37.2 $138.3 $185.0 CORE BUSINESS* SALES $33.9 $30.5 $125.2 $111.1 % of NET SALES 93.4% 81.8% 90.5% 60.1% SALES OF GREENLANE BRANDS $7.7 $5.2 $27.2 $18.6 % of NET SALES 21.4% 13.8% 19.7% 10.1% GROSS PROFIT $6.2 $6.5 $22.8 $31.1 GROSS MARGIN 17.1% 17.5% 16.5% 16.8% G&A $9.6 $8.0 $35.3 $23.6 ADJUSTED EBITDA - $7.2 - $7.6 - $24.4 - $13.4 CASH $30.4 $47.8 $30.4 $47.8 20 *Defined as non - nicotine revenue

Private & Confidential EXPERIENCED EXECUTIVE LEADERSHIP TEAM Aaron LoCascio Chief Executive Officer Co - Founder; Overseeing day - to - day operations of Greenlane. Serial entrepreneur since encountering his first vaporization product at age 19. Sensed the commercial and technological potential of vaporization and began purchasing and re - selling units online shortly thereafter. Bill Bine Chief Operating Officer 25 years experience leading supply chain and operations growth and transformation in the consumer products and manufacturing industries. Built career in diverse global business environments and delivered accretive results in domestic and international business growth, M&A, and business transformation. Formerly SVP, Global Supply Chain and Operations at Crocs. Prior, held multiple leadership positions including: Interim Chief Sourcing Officer and VP, Global Sourcing Operations at Ascena Retail Group, VP International Operations and Supply Chain Strategy at Chico’s FAS, Inc. and senior positions at L Brands, Inc. US Navy veteran, BS, Electrical Engineering from the University of Notre Dame and Finance and Operations from Duke University. Adam Schoenfeld Chief Strategy Officer Co - Founder; Early adopter and pioneer of vaporization. Integral role in the adoption and success of numerous successful brands in the vaporization space, now household names. Keen understanding of the diffusion of innovation and a mastery of the web marketing, advertising, and search engine optimization techniques to accelerate that diffusion. Bill Mote Chief Financial Officer Over 25 years of experience building and leading finance teams in global corporations with significant operating scale and complexity. Formerly CFO at Basic Fun and previously at Summer Infant (NASDAQ:SUMR) and the Poarch Band of Creek Indians. Held senior level finance roles at Jakks Pacific, Easton Bell Sports and Hewlett - Packard. Graduated from Louisiana State University in Baton Rouge with a bachelor’s degree in Accounting and a master’s degree in Business Administration. 21 Doug Fischer General Counsel Practiced at Cadwalader, Wickersham & Taft, representing corporations and individuals in an array of settings spanning white collar criminal, regulatory, and complex commercial matters. Former Chief Legal Officer of the National Association of Cannabis Businesses where he worked with leading cannabis businesses to establish national compliance standards.

Private & Confidential BOARD OF DIRECTORS Aaron LoCascio Chief Executive Officer Richard Taney Director • Member of the Audit Committee • Chair of the Compensation Committee • Member of the Nominating & Corporate Governance Committee Adam Schoenfeld Chief Strategy Officer Neil Closner Director • Member of the Audit Committee • Member of the Compensation Committee • Chair of the Nominating & Corporate Governance Committee Jeff Uttz Director • Chair of the Audit Committee • Member of the Compensation Committee • Member of the Nominating & Corporate Governance Committee 22

Private & Confidential APPENDIX

Private & Confidential SHARES OVERVIEW NASDAQ: GNLN $6.20 $ 261 Million TICKER RECENT PRICE (AS OF 04 / 01 /2 1 ) MARKET CAP (AS OF 04 / 01 /2 1 ) $239 Million 42.2 Million Shares ENTERPRISE VALUE (AS OF 04 / 01 /2 1 ) SHARES OUTSTANDING 2 PUBLIC FLOAT 3 13.1 Million Class A Shares $ 138.3 million 2020 REVENUE 1) Reflects Cash & Total Debt at December 31, 2020. Debt Includes Current & Long - Term Portions of Notes Payable & Finance Leases 2) See Appendix for Detail s 3) Includes Shares Sold to IPO Investors & Converted Shares From Convertible Note 24

Private & Confidential HISTORICAL INCOME STATEMENT 25 Note: US$ in thousands. 1. We monitor our Adjusted EBITDA, which is defined as net (loss) income before interest expense, income tax expense, depreciati on and amortization expense, equity - based compensation expense, other income, net, and non recurring expenses primarily related to our transition to being a public company. These non - recurring expenses, which are reported within general and administrative expenses in our consolidated stateme nts of operations, represent fees and expenses primarily attributable to consulting fees and incremental audit and legal fees . A djusted EBITDA is a non - GAAP performance measure that we believe assists investors and analysts as a supplemental measure to evaluate our overall operatin g p erformance and how well we are executing our business strategies. We believe that the inclusion of certain adjustments in pre sen ting Adjusted EBITDA is appropriate to provide additional information to investors because adjusted EBITDA excludes certain items that we believe are not indicative of our core operating performance and that are not excluded in the calculation of net income. 2020 2019 Net sales $ 138,304 $ 185,006 Cost of goods sold 115,539 153,916 Gross Profit 22,765 31,090 % Margin 16.5% 16.8% Operating expenses: Salaries, benefits and payroll taxes 24,909 29,716 General and administrative 35,315 23,593 Goodwill Impairment Charge 8,996 - Depreciation and amortization 2,520 2,705 Total operating expenses 71,740 56,014 % of Net sales 51.9% 30.3% Net Loss (47,704)$ (39,824)$ Adjusted EBITDA (24,352)$ (13,424)$ Operating expenses as % of net revenue: Salaries benefits and payroll Taxes 18.0% 16.1% General and administrative 25.5% 12.8% Depreciation and amortization 11.1% 8.7% Year Ended December 31, (in thousands)

Private & Confidential ADJUSTED EBITDA RECONCILIATION Note: US$ in thousands. (1) Includes rental and interest income, changes in the fair value of contingent consideration, and other miscellaneous incom e. (2) Includes certain non - recurring fees and expenses primarily attributable to consulting fees and incremental audit and legal f ees incurred in connection with our IPO. (3) Includes non - recurring expenses related to the initial project design for our planned ERP system implementation. (4) Includes primarily severance payments for employees terminated as part of our transformation plan. (5) Includes certain non - recurring charges related to management's strategic initiative. These adjustments were incurred liquida te inventory on hand and on order, rationalize product offerings, improve inventory turnover of slow - selling products and vacate warehouse space for products with higher margin and marketability. 26

Private & Confidential SHARE COUNT DETAIL (1) Represents the total number of outstanding shares for each class of common stock as of December, 31, 2020. (2) Represents the number of shares of Class A common stock that would be outstanding assuming the exchange of all outstandin g s hares of Class B common stock and Class C common stock upon redemption of all related Common Units. Shares of Class B common sto ck and Class C common stock, as the case may be, would be canceled, without consideration, on a one - to - one basis in the case of Class B common stock and a th ree - to - one basis in the case of Class C common stock, pursuant to the terms and subject to the conditions of the Operating Agree ment. (3) Represents the indirect economic interest in the Operating Company through the holders' ownership of common stock. (4) Represents the aggregate voting interest in us through the holders' ownership of Common Stock. Each share of Class A comm on stock, Class B common stock and Class C common stock entitles its holder to one vote per share on all matters submitted to a vot e of our stockholders. (5) Represents the aggregate economic interest in us through the holders' ownership of Class A common stock 27

Private & Confidential THANK YOU INVESTOR CONTACT: ROB KELLY INVESTOR RELATIONS, MATTIO COMMUNICATIONS GREENLANE@MATTIO.COM